KINGSTONE

Additional Financial Information for Q2 2018

Definitions and Non-GAAP Measures

Direct written premiums represents the total premiums charged on policies issued by the Company during the respective fiscal period. **Net premiums written** are direct written premiums less premiums ceded to reinsurers. Net premiums earned are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve month period. Management uses direct written premiums and net written premiums, along with other measures, to gauge the Company's performance and evaluate results.

Core direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in New York.

Expansion direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in newly licensed states (i.e., outside New York).

Core other underwriting expenses - represents the total other underwriting expenses incurred by the Company during the respective fiscal period from its business located in New York.

Expansion other underwriting expenses - represents the total other underwriting expenses incurred by the Company during the respective fiscal period from its business located in newly licensed states (i.e., outside New York).

Net operating income - is net income exclusive of realized investment gains, net of tax. Net income is the GAAP measure most closely comparable to net operating income.

Operating return on average common equity - is net operating income divided by average common equity. Return on average common equity is the GAAP measure most closely comparable to operating return on average common equity.

Management uses net operating income and operating return on average common equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including realized investment gains, which may vary significantly between periods. Net operating income and operating return on average common equity are provided as supplemental information, are not a substitute for net income or return on average common equity and do not reflect the Company's overall profitability or return on average common equity.

Net combined ratio excluding the effect of catastrophes - is a non-GAAP ratio, which is computed as the difference between GAAP net combined ratio and the effect of catastrophes on the net combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net combined ratio. We believe it is useful for investors to evaluate this component separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the net combined ratio excluding the effect of catastrophes. The most directly comparable GAAP measure is the net combined ratio. The net combined ratio excluding the effect of catastrophes should not be considered a substitute for the net combined ratio and does not reflect the Company's net combined ratio.

The tables below detail the Core other underwriting expenses, Expansion other underwriting expenses, and other underwriting expenses, and the ratio of Core other underwriting expenses to Core direct written premiums, for the periods indicated:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
(000's except percentages)								
Core and Expansion Other Underwriting Expenses Reconciliation:								
Core other underwriting expenses	$ 4,676	$ 3,923	$ 753	19.2 %	$ 9,317	$ 7,905	$ 1,412	17.9 %
Expansion other underwriting expenses	400	277	123	44.4 %	790	507	283	55.8 %
Other underwriting expenses	$ 5,076	$ 4,200	$ 876	20.9 %	$10,107	$ 8,412	$ 1,695	20.1 %
Ratio of Core other underwriting expenses to Core direct written premiums reconciliation:								
Other underwriting expenses	$ 5,076	$ 4,200	$ 876	20.9 %	$10,107	$ 8,412	$ 1,695	20.1 %
Direct written premiums	$ 36,864	$ 30,458	$ 6,406	21.0 %	$68,390	$ 56,584	$11,806	20.9 %
Ratio of other underwriting expenses to direct written premiums	13.77%	13.79%	-0.02%	(0.1) %	14.78%	14.87%	-0.09%	(0.6) %
Other underwriting expenses	$ 5,076	$ 4,200	$ 876	20.9 %	$10,107	$ 8,412	$ 1,695	20.1 %
Expansion other underwriting expenses	400	277	123	44.4 %	790	507	283	55.8 %
Core other underwriting expenses	$ 4,676	$ 3,923	$ 753	19.2 %	$ 9,317	$ 7,905	$ 1,412	17.9 %
Direct written premiums	$ 36,864	$ 30,458	$ 6,406	21.0 %	$68,390	$ 56,584	$11,806	20.9 %
Expansion direct written premiums	2,167	229	1,938	846.3 %	3,064	229	2,835	1,238.0 %
Core direct written premiums	$ 34,697	$ 30,229	$ 4,468	14.8 %	$65,326	$ 56,355	$ 8,971	15.9 %
Ratio of Core other underwriting expenses to Core direct written premiums	13.48%	12.98%	0.50%	3.9 %	14.26%	14.03%	0.23%	1.6 %

The table below details the ratio of Core other underwriting expenses to Core direct written premiums:

	Three months ended June 30,		$ or Point Change	Six months ended June 30,		$ or Point Change
	2018	2017		2018	2017	
Core direct written premiums(1)	$ 34,697	$ 30,229	$ 4,468	$ 65,326	$ 56,355	$ 8,971
Core other underwriting expenses(2) as a percentage of Core direct written premiums						
Employment costs	6.12%	5.88%	0.24%	6.28%	6.22%	0.06%
IT expenses	1.11%	1.14%	-0.03%	1.16%	1.18%	-0.02%
Underwriting expenses	1.51%	1.37%	0.14%	1.58%	1.47%	0.11%
State premium taxes	2.17%	2.11%	0.06%	2.26%	2.24%	0.02%
Professional fees	0.08%	0.24%	-0.16%	0.46%	0.50%	-0.04%
State regulatory fees	0.70%	0.43%	0.27%	0.75%	0.49%	0.26%
Other expenses	1.79%	1.81%	-0.02%	1.77%	1.93%	-0.16%
Total	13.48%	12.98%	0.50%	14.26%	14.03%	0.23%

(1) This measure is not based on GAAP and is defined above in "Definitions and Non-GAAP Measures" and reconciled to Direct written premiums, the most directly comparable GAAP measure in the table above. Direct written premiums is defined above in "Definitions and Non-GAAP Measures".
(2) This measure is not based on GAAP and is defined above in "Definitions and Non-GAAP Measures" and reconciled to Other underwriting expenses, the most directly comparable GAAP measure, in the table above.

Book Value Per Share

The Company's book value per share at June 30, 2018 was $8.32, a decrease of 2.1% compared to $8.50 at June 30, 2017.

	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17
Book Value Per Share	$ 8.32	$ 8.27	$ 8.90	$ 8.83	$ 8.50
% Increase or Decrease from specified period to 6/30/2018		*0.6%*	*-6.5%*	*-5.8%*	*-2.1%*

The table below details the direct written premiums, net written premiums, and net premiums earned for the periods indicated:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
(000's except percentages)								
Direct and Net Written Premiums Reconciliation:								
Direct written premiums	$36,864	$ 30,458	$ 6,406	21.0 %	$68,390	$56,584	$11,806	20.9 %
Assumed written premiums	-	2	(2)	(100.0) %	1	6	(5)	(83.3) %
Ceded written premiums	(8,899)	(10,733)	1,834	(17.1) %	(16,726)	(20,128)	3,402	(16.9) %
Net written premiums	27,965	19,727	8,238	41.8 %	51,665	36,462	15,203	41.7 %
Change in unearned premiums	(3,860)	(2,773)	(1,087)	39.2 %	(4,723)	(3,139)	(1,584)	50.5 %
Net premiums earned	**$24,105**	**$ 16,954**	**$ 7,151**	**42.2 %**	**$46,942**	**$33,323**	**$13,619**	**40.9 %**

____

The table below details the Core direct written premiums, Expansion direct written premiums, and direct written premiums for the periods indicated:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
(000's except percentages)								
Core and Expansion Direct Written Premiums Reconciliation:								
Core direct written premiums	$34,697	$30,229	$ 4,468	14.8 %	$65,326	$56,355	$ 8,971	15.9 %
Expansion direct written premiums	2,167	229	1,938	846.3 %	3,064	229	2,835	1,238.0 %
Direct written premiums	$36,864	$30,458	$ 6,406	21.0 %	$68,390	$56,584	$11,806	20.9 %

____

The following table reconciles net operating income to net income and operating return on average common equity to return on average common equity for the periods indicated:

(000's except per common share amounts and percentages)	Three Months Ended June 30, 2018		Three Months Ended June 30, 2017		Six Months Ended June 30, 2018		Six Months Ended June 30, 2017	
	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
Net Operating Income and Diluted Earnings per Common Share Reconciliation:								
Net income	**$ 2,757**	**$ 0.25**	**$ 2,510**	**$ 0.23**	**$ 39**	**$ 0.00**	**$ 3,981**	**$ 0.39**
Net realized loss (gain) on investments	107		(130)		630		(76)	
Less tax benefit (expense) on net realized loss (gain)	22		(46)		132		(26)	
Net realized loss (gain) on investments, net of taxes	85	**$ 0.01**	(84)	**$ (0.01)**	498	**$ 0.05**	(50)	**$ (0.01)**
Net operating income	**$ 2,842**	**$ 0.26**	**$ 2,426**	**$ 0.22**	**$ 537**	**$ 0.05**	**$ 3,931**	**$ 0.38**
Weighted average diluted shares outstanding	10,820,322		10,822,577		10,828,020		10,337,213	
Operating Return on Average Common Equity (Annualized for Quarterly Periods) Reconciliation:								
Net income	**$ 2,757**		**$ 2,510**		**$ 39**		**$ 3,981**	
Average common equity	$ 88,444		$ 89,208		$ 91,652		$ 73,449	
Return on average common equity (annualized for quarterly periods)	**12.5%**		**11.3%**		**0.1%**		**10.8%**	
Net realized loss (gain) on investments, net of taxes	$ 85		$ (84)		$ 498		$ (50)	
Average common equity	$ 88,444		$ 89,208		$ 91,652		$ 73,449	
Effect of net realized loss on investments, net of taxes, on return on average common equity (annualized for quarterly periods)	0.4%		-0.4%		1.1%		-0.1%	
Net operating income	**$ 2,842**		**$ 2,426**		**$ 537**		**$ 3,931**	
Average common equity	$ 88,444		$ 89,208		$ 91,652		$ 73,449	
Operating return on average common equity (annualized for quarterly periods)	**12.9%**		**10.9%**		**1.2%**		**10.7%**	

The following table reconciles the net combined ratio excluding the effects of catastrophes to the net combined ratio for the periods indicated:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2018	2017	Percentage Point Change		2018	2017	Percentage Point Change	
Net Combined Ratio Excluding the Effect of Catastrophes								
Net combined ratio excluding the effect of catastrophes	**82.9%**	**77.6%**	**5.3**	**pts**	**85.8%**	**81.4%**	**4.4**	**pts**
Effect of catastrophe losses								
Net loss and loss adjustment expenses	0.8%	0.0%	0.8	pts	12.2%	0.0%	12.2	pts
Net underwriting expense ratio	0.5%	0.0%	0.5	pts	0.8%	0.0%	0.8	pts
Total effect of catastrophe losses	1.3%	0.0%	1.3	pts	13.0%	0.0%	13.0	pts
Net combined ratio	**84.2%**	**77.6%**	**6.6**	**pts**	**98.8%**	**81.4%**	**17.4**	**pts**

The following table reconciles net operating income and diluted operating earnings per share exclusive of catastrophe financial impact to net operating income and diluted operating earnings per share for the periods indicated:

	For the Three Months Ended June 30,				For the Six Months Ended June 30,			
	2018		2017		2018		2017	
	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000's except per common share amounts)								
Net Operating Income and Diluted Operating Earnings per Share Exclusive of Catastrophe Financial Impact:								
Net operating income	**$ 2,842**	**$ 0.26**	**$ 2,426**	**$ 0.22**	**$ 537**	**$ 0.05**	**$ 3,931**	**$ 0.38**
Catastrophe financial impact								
Ceding commission revenue	125		-		459		-	
Total expenses	160		-		4,868		-	
Income from operations before taxes	285		-		5,327		-	
Income tax expense	25		-		1,119		-	
Total catastrophe financial impact	260	**$ 0.02**	-	**$ -**	4,208	**$ 0.39**	-	**$ -**
Net operating income exclusive of catastrophe financial impact	**$ 3,102**	**$ 0.28**	**$ 2,426**	**$ 0.22**	**$ 4,745**	**$ 0.44**	**$ 3,931**	**$ 0.38**
Weighted average diluted shares outstanding	10,830,322		10,822,577		10,828,020		10,337,213	

The following table summarizes gross and net written premiums, net premiums earned, and loss and loss adjustment expenses by major product type, which were determined based primarily on similar economic characteristics and risks of loss.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2018	2017	2018	2017
Gross premiums written:				
Personal lines	$ 29,652,128	$ 23,139,479	$ 54,477,580	$ 42,601,451
Commercial lines	4,731,445	4,162,821	9,017,836	7,746,875
Livery physical damage	2,424,499	3,101,043	4,778,569	6,127,526
Other(1)	56,093	56,922	116,799	114,308
Total	$ 36,864,165	$ 30,460,265	$ 68,390,784	$ 56,590,160
Net premiums written:				
Personal lines	$ 21,219,892	$ 12,844,104	$ 38,663,803	$ 23,310,472
Commercial lines	4,274,058	3,743,568	8,126,429	6,946,133
Livery physical damage	2,424,499	3,101,043	4,778,569	6,127,526
Other(1)	46,228	38,585	96,260	77,474
Total	$ 27,964,676	$ 19,727,300	$ 51,665,060	$ 36,461,605
Net premiums earned:				
Personal lines	$ 18,231,382	$ 11,039,025	$ 35,271,638	$ 21,729,608
Commercial lines	3,423,712	2,985,759	6,653,682	5,828,339
Livery physical damage	2,401,376	2,884,986	4,922,060	5,677,333
Other(1)	48,144	43,957	94,851	88,195
Total	$ 24,104,614	$ 16,953,727	$ 46,942,231	$ 33,323,475
Net loss and loss adjustment expenses(1):				
Personal lines	$ 8,482,526	$ 4,399,735	$ 21,443,732	$ 9,751,847
Commercial lines	800,664	1,229,782	3,250,262	2,758,578
Livery physical damage	1,101,715	1,260,153	2,265,796	2,225,675
Other(1)	318,304	74,672	376,978	22,598
Unallocated loss adjustment expenses	472,876	490,580	1,105,647	989,220
Total	$ 11,176,085	$ 7,454,922	$ 28,442,415	$ 15,747,918
Net loss ratio:				
Personal lines	46.5%	39.9%	60.8%	44.9%
Commercial lines	23.4%	41.2%	48.8%	47.3%
Livery physical damage	45.9%	43.7%	46.0%	39.2%
Other(1)	661.2%	169.9%	397.4%	25.6%
Total	46.4%	44.0%	60.6%	47.3%

1. "Other" includes, among other things, premiums and loss and loss adjustment expenses from our participation in a mandatory state joint underwriting association and loss and loss adjustment expenses from commercial auto.

Condensed Consolidated Statements of Income and Comprehensive Income (Loss) (Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
	2018	2017	2018	2017
Revenues				
Net premiums earned	$ 24,104,614	$ 16,953,727	$ 46,942,231	$33,323,475
Ceding commission revenue	1,691,168	3,305,938	3,386,326	6,490,390
Net investment income	1,556,866	1,026,004	2,940,855	1,883,804
Net (losses) gains on investments	(106,733)	130,423	(629,860)	75,917
Other income	300,271	308,159	608,504	597,859
Total revenues	27,546,186	21,724,251	53,248,056	42,371,445
Expenses				
Loss and loss adjustment expenses	11,176,085	7,454,922	28,442,415	15,747,918
Commission expense	6,017,189	5,101,566	11,817,137	9,990,544
Other underwriting expenses	5,075,986	4,199,616	10,107,489	8,412,033
Other operating expenses	843,816	906,690	1,090,674	1,662,494
Depreciation and amortization	424,161	326,174	833,592	644,872
Interest expense	451,962	-	908,507	-
Total expenses	23,989,199	17,988,968	53,199,814	36,457,861
Income from operations before taxes	3,556,987	3,735,283	48,242	5,913,584
Income tax expense	799,690	1,224,891	8,879	1,932,612
Net income	2,757,297	2,510,392	39,363	3,980,972
Other comprehensive (loss) income, net of tax				
Gross change in unrealized (losses) gains on available-for-sale-securities	(1,475,767)	951,047	(4,349,246)	1,475,869
Reclassification adjustment for (losses) gains included in net income	76,126	(130,423)	319,899	(75,917)
Net change in unrealized (losses) gains	(1,399,641)	820,624	(4,029,347)	1,399,952
Income tax benefit (expense) related to items of other comprehensive (loss) income	293,723	(279,012)	845,961	(475,984)
Other comprehensive (loss) income, net of tax	(1,105,918)	541,612	(3,183,386)	923,968
Comprehensive income (loss)	$ 1,651,379	$ 3,052,004	$ (3,144,023)	$ 4,904,940
Earnings per common share:				
Basic	$ 0.26	$ 0.24	$ 0.00	$ 0.39
Diluted	$ 0.25	$ 0.23	$ 0.00	$ 0.39
Weighted average common shares outstanding				
Basic	10,664,806	10,622,496	10,667,385	10,145,772
Diluted	10,820,322	10,822,577	10,828,020	10,337,213
Dividends declared and paid per common share	$ 0.1000	$ 0.0800	$ 0.2000	$ 0.1425

Condensed Consolidated Balance Sheets

	June 30, 2018	December 31, 2017
	(unaudited)	
Assets		
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of $5,033,545 at June 30, 2018 and $5,150,076 at December 31, 2017)	$ 4,870,743	$ 4,869,808
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $145,707,769 at June 30, 2018 and $119,122,106 at December 31, 2017)	142,545,533	119,988,256
Equity securities, at fair value (cost of $17,291,038 at June 30, 2018 and $13,761,841 at December 31, 2017)	17,384,984	14,286,198
Other investments	2,120,700	-
Total investments	166,921,960	139,144,262
Cash and cash equivalents	19,387,971	48,381,633
Investment subscription receivable	-	2,000,000
Premiums receivable, net	14,337,192	13,217,698
Reinsurance receivables, net	27,892,404	28,519,130
Deferred policy acquisition costs	16,071,756	14,847,236
Intangible assets, net	840,000	1,010,000
Property and equipment, net	5,456,563	4,772,577
Deferred income taxes	429,459	-
Other assets	4,052,494	2,655,527
Total assets	$ 255,389,799	$ 254,548,063
Liabilities		
Loss and loss adjustment expense reserves	$ 49,257,856	$ 48,799,622
Unearned premiums	71,139,929	65,647,663
Advance premiums	2,831,829	1,477,693
Reinsurance balances payable	4,185,624	2,563,966
Deferred ceding commission revenue	4,759,134	4,266,412
Accounts payable, accrued expenses and other liabilities	5,281,458	7,487,654
Deferred income taxes	-	600,342
Long-term debt, net	29,207,161	29,126,965
Total liabilities	166,662,991	159,970,317
Commitments and Contingencies		
Stockholders' Equity		
Preferred stock, $.01 par value; authorized 2,500,000 shares	-	-
Common stock, $.01 par value; authorized 20,000,000 shares; issued 11,685,904 shares at June 30, 2018 and 11,618,646 at December 31, 2017; outstanding 10,661,460 shares at June 30, 2018 and 10,631,837 shares at December 31, 2017	116,859	116,186
Capital in excess of par	68,347,784	68,380,390
Accumulated other comprehensive (loss) income	(2,496,981)	1,100,647
Retained earnings	25,471,668	27,152,822
	91,439,330	96,750,045
Treasury stock, at cost, 1,024,444 shares at June 30, 2018 and 986,809 shares at December 31, 2017	(2,712,522)	(2,172,299)
Total stockholders' equity	88,726,808	94,577,746
Total liabilities and stockholders' equity	$ 255,389,799	$ 254,548,063